Other disclosures	6 Months Ended
Jun. 30, 2018
Other disclosures
Other disclosures

7. Other disclosures

7.1         Related party transactions

Amongst the shareholders of the Company, there are minority investors and venture capital funds which individually do not hold a significant influence on the Company. Balances and transactions between the Company and its subsidiaries, which are related parties of the Company, have been eliminated through consolidation and are not disclosed in this note. There were no significant transactions with related parties during the six months ended June 30, 2018, other than compensation of key management personnel. The unaudited condensed consolidated interim financial statements do not include all related party disclosures required in the annual financial statements, and should be read in conjunction with the Annual Report of the Group for the year ended December 31, 2017.

7.2         Contingencies

The Group is currently not facing any outstanding claims or litigations that may have a significant adverse impact on the Group’s financial position.

As described in note 5.2, the Group has received several types of government grants which are granted subject to a certain number of conditions that need to be met at the grant date and in the future. The Group recognizes grant income from Belgian and Flemish grant bodies when all contractual conditions are met. These government institutions may however subsequently perform an audit which may result in a (partial) claw back of the grant. The Group deems that the claw back risk is remote in view of the continuous monitoring of the contractual conditions. Currently the Group has fulfilled all the existing conditions relating to the recognition of its grant income.

Contracts with these grant bodies also typically include clauses that define the need for future validation of the project results after completion of the initial grant term during which the subsidized expenses or investments have been incurred and for which the grant was earned. Should this validation not occur or be deemed inadequate, the grant bodies have the right to reclaim funds previously granted.

As described in note 4.8, on June 28, 2018, the Group granted a total of 178,900 stock options to certain of its employees, Board members and consultants. As part of the grant of these stock options, the Group has undertaken to compensate Belgian taxes that are paid upon the grant of these stock options if and when at the end of the exercise period, the stock price would be lower than the exercise price, as increased with these taxes. The Group has applied for a tax ruling on this subject that would cover the stock option grants as from June 28, 2018. The exposure that the Group could face at the end of the exercise period for the stock options grant of June 28, 2018 ranges from €0.4 million to €0.6 million.

7.3         Contractual obligations and commitments

As at June 30, 2018, there were no commitments signed for the acquisition of property, plant and equipment or intangible assets. The operating lease commitments are listed below:

	Six months ended June 30,	Year ended December 31,
(in thousands of €)	2018	2017
Less than 1 year	€913	€1,028
1–3 years	291	465
3–5 years	30	33
More than 5 years	—	—
Total	€1,234	€1,526

In July 2017, the Group signed a letter of intent with its drug substance manufacturing contractor, Lonza Sales AG, or Lonza, related to the biologics license application for ARGX‑113. The total commitment under this letter of intent amounts to a minimum spend of £5.0 million before the end of calendar year 2018, of which the Group paid £1.0 million upon signing. In December 2017, the Group amended one of its manufacturing agreements with Lonza. This amendment expands the scope of Lonza’s services with additional services for ARGX‑113 to be performed at the Lonza facility in Tuas, Singapore. These services relate to the start‑up of Lonza Singapore as a potential future commercial manufacturing site. Pursuant to this amendment, the Group has additional contractual obligations in the aggregate amount of approximately $11.0 million, with payments having begun in January 2018. In 2018, argenx entered into additional manufacturing commitments with Lonza in support of its clinical development plans for ARGX-113 for a total amount of £3.2 million. In addition to the obligations for ARGX‑113, the Group also has contractual obligations for ARGX‑110 for approximately £1.9 million, with payments beginning by the third quarter of 2018.

7.4         Overview of consolidation scope

The parent company argenx SE is domiciled in the Netherlands. The Company has one subsidiary, argenx BVBA, based in Belgium. Since October 2017, argenx BVBA also has one subsidiary, argenx US Inc., based in the United States. Details of the Group’s consolidated entities at the end of the six months ended June 30, 2018 are as follows:

List of consolidated companies.

Name	Registration number	Country	Participation	Main activity
argenx SE	COC 24435214	The Netherlands	100.00%	Holding company
argenx BVBA	0818292196	Belgium	100.00%	Biotechnical research on drugs and pharma processes
argenx US, Inc.	36-4880497	USA	100.00%	Pharmaceuticals and pharmacy supplies merchant wholesalers

7.5         Events after the balance sheet date

On July 17, 2018, the Company announced that it received a milestone payment from its strategic collaboration with Shire.

On July 24, 2018, the Company announced the publication of full data from Phase 1 healthy volunteer study of efgartigimod in Journal of Clinical Investigation.